                                  MFS BOND FUND

Supplement to the September 1, 1995 Prospectus and Statement of Additional Information

The section of the Prospectus entitled "Expense Summary" is hereby revised as follows:

1.       EXPENSE SUMMARY

Shareholder Transaction Expenses:             Class A      Class B      Class C

 Maximum Initial Sales Charge Imposed
  on Purchases of Fund Shares (as a
  percentage of offering price).............   4.75%        0.00%        0.00%
 Maximum Contingent Deferred Sales
  Charge (as a percentage of original
  purchase price or redemption proceeds,
  as applicable)............................ See Below1     4.00%        0.00%

Annual Operating Expenses of the Fund (as a percentage of average daily net assets):

Management Fees.............................   0.43%        0.43%        0.43%
Rule 12b-1 Fees.............................   0.30%2       1.00%3       1.00%3
Other Expenses..............................   0.32%        0.41%        0.32%

Total     Operating     Expenses....................     1.05%    1.84%    1.75%
-----------------------------
1. Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge ("CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Purchases").

2. The Fund has adopted a Distribution Plan for its Class A shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to Class A shares (see "Distribution Plans"). Currently, a portion of the 0.10% per annum distribution fee equal to 0.05% per annum is not being imposed and will become payable on such date as the Trustees of the Trust may determine. The 0.25% per annum service fee is reduced to 0.15% per annum for shares sold prior to March 1, 1991. Distribution expenses paid under this Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

3. The Fund has adopted separate Distribution Plans for its Class B and its Class C shares in accordance with Rule 12b-1 under the 1940 Act, which provides that it will pay distribution/service fees aggregating up to 1.00% per annum of the average daily net assets attributable to Class B shares under the Class B Distribution Plan and the Class C shares under the Class C Distribution Plan (see "Distribution Plans"). Distribution expenses paid under these Plans, together with any CDSC payable upon redemption of Class B shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge.

                               Example of Expenses

An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) a 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):

 Period                                 Class A        Class B         Class C
                                                             (1)

 1 year..............................    $ 58      $ 59     $ 19        $ 18
 3 years.............................      79        88       58          55
 5 years.............................     103       120      100          95
10 years.............................     170       195(2)   195(2)      206
-----------------------------
1.   Assumes no redemption.
2. Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.

The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections: (i) varying sales charges on share purchases - "Purchases"; (ii) varying CDSCs - "Purchases"; (iii) management fees -
"Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees - "Distribution Plans."

The "Example" set forth above should not be considered a representation of past or future expenses of the Fund; actual expenses may be greater or less than those shown.

                                   * * *


Page 24 of the Prospectus and page 21 of the Statement of Additional Information are each revised to include the sentences stating that MFS Fund Distributors, Inc. ("MFD") is currently waiving a portion of the 0.10% per annum distribution/service fee with respect to Class A shares. These sentences are as follows: "MFD is currently receiving a portion of the 0.10% per annum distribution fee equal to 0.05% per annum; the remaining 0.05% of this distribution fee will become payable on such date as the Trustees of the Trust may determine."

                   The date of this  Supplement is January 1, 1996.